UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2009


                                AVRO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     333-141686                 20-8387017
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)

                               213 E Arkansas Ave
                              Vivian, LA 71082, USA
                                  318-734-4737
              Address and telephone of principal executive offices:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 24, 2009 Avro Energy, Inc. signed a letter agreement to acquire eleven producible deep oil wells north of Hosston, Louisiana, in Southern Arkansas. Seven of these wells are in production. The deepest of these wells produce from the Smackover formation at 7800 feet. Four other wells are capable of production after work over operation has been completed. Also included with the agreement are three disposal wells.

The terms of this agreement, the Company is required to pay $385,000, which must be paid over a seven month period, with the first payment of $50,000 due on November 24, 2009. Starting November 1, 2009, the Company will be able to receive production from these wells. This transaction is subject to the Company receiving a satisfactory title opinion.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AVRO ENERGY INC.


Date: October 29, 2009                       By: /s/ Donny Fitzgerald
                                                 -------------------------------
                                                 DONNY FITZGERALD

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